Ex.99.906 CERT

N-CSR Exhibit for Item 11(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, President, and Michael A. Latham, Principal Financial Officer, of iShares Trust (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2004 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 30, 2004	/s/ Lee T. Kranefuss	President
	Lee T. Kranefuss	[Title]

[Signature]

Date: September 30, 2004	/s/ Michael A. Latham	Principal Financial Officer
	Michael A. Latham	[Title]

[Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.